                                                                    EXHIBIT 10.1

                FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
                ----------------------------------------------
                       AND PLEDGE AND SECURITY AGREEMENT
                       ---------------------------------

     This First Amendment to Loan and Security Agreement and Pledge and Security Agreement ("Amendment") is entered into as of May 16, 1997, by and among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), on the one hand, and NATIONAL AMERICAN CORPORATION, a Nevada corporation ("National American"), THOUSAND TRAILS, INC., a Delaware corporation, f/k/a USTrails, Inc., a Nevada corporation, and New Thousand Trails, Inc., a Delaware corporation ("Thousand Trails"), and the other party borrowers signatory hereto (each, together with National American and Thousand Trails, individually a "Borrower" and collectively, jointly and severally, "Borrowers"),on the other hand, in light of the following:

                                R E C I T A L S
                                ---------------

     FACT ONE: Borrowers, or their predecessors in interest, one of which, USTRAILS INC., a Nevada corporation ("USTrails") and Foothill have previously entered into that certain Loan and Security Agreement, dated as of July 10, 1996 (the "Loan Agreement") and that certain Pledge and Security Agreement dated as of July 10, 1996 ("Pledge Agreement").

     FACT TWO: Pursuant to the terms of that certain Agreement and Plan of Merger, dated as of October 1, 1996, by and between USTrails and New Thousand Trails (the "Merger Agreement"), USTrails merged with and into New Thousand Trails, with New Thousand Trails emerging as the surviving corporation.

     FACT THREE: New Thousand Trails filed a Restated Certificate of Incorporation whereby it changed its name to Thousand Trails, Inc..

     FACT FOUR: Since the execution of the Loan Agreement and the Pledge Agreement, one of Borrowers created an additional subsidiary to conduct a portion of Borrowers' business operations, and that new entity shall become a borrower hereunder.

     FACT FIVE: Borrowers and Foothill desire to amend the Loan Agreement and the Pledge Agreement to confirm the name changes and mergers and to otherwise amend other provisions in the Loan Agreement and the Pledge Agreement for and on the conditions herein.

                               A G R E E M E N T
                               -----------------

     NOW, THEREFORE, Borrowers and Foothill hereby amend and supplement the Loan Agreement and Pledge Agreement as follows:

     DEFINITIONS.  All initially capitalized terms used in this Amendment shall
     -----------
have the meanings given to them in the Loan Agreement unless specifically defined herein.

     AMENDMENT.  All references in the Loan Agreement, the Pledge Agreement, and
     ---------
the Loan Documents to "USTRAILS, INC., a Nevada corporation", shall be amended as of the date hereof to refer to Thousand Trails, Inc., a Delaware corporation.

     The definition of Borrower in the Loan Agreement shall be amended to include COAST FINANCIAL SERVICES, INC., a Delaware corporation.

     Section 1.1 of the Loan Agreement shall be amended to include the following new definition:

     ""Amendment Advances" means a single advance or multiple advances of up to
       ------------------
Twelve Million Dollars ($12,000,000) to be made to Borrower pursuant to the terms hereof to permit it to pay the principal portion of the cost of repurchasing some or all of its PIK notes at a cost not to exceed par."

     Section 1.1 of the Loan Agreement shall be further amended to include the following new definition:

     "Non-Revolving Portion" means the sum of Six Million Five Hundred Sixty-
      ---------------------
Five Thousand Dollars ($6,565,000) representing a portion of the advances made pursuant to Section 3.1, which such sum is non-revolving and remains outstanding until all of the Obligations are indefeasibly paid in full: The Non Revolving Portion is evidenced by the Term Note."

     Section 1.1 of the Loan Agreement shall be further amended by deleting the definition of Revolving Maximum Amount and substituting the following in its place and stead:

     "Revolving Maximum Amount" means (a) Twenty Million Dollars ($20,000,000),
      ------------------------
which such amount is permanently reduced to lower amounts by the sum of: (i) commencing on June 1, 1997, and on the first day of each and every month thereafter, $150,000; and (ii) the greater of, (y) the sum of (1) an amount equal to the aggregate net cash proceeds of all sales of Collateral pursuant to
Section 5.4 (other than the last paragraph thereof), or as otherwise approved by Foothill, which occur after May 17, 1997; plus (2) 100% of Account collections, once the Term Note has been fully secured by cash; or (z) the amount set forth below opposite the applicable date of reduction:

     On or after December 31, 1997     $ 3,750,000
     On or after June 30, 1998         $ 7,500,000
     On or after December 31, 1998     $11,250,000
     On or after June 30, 1999         $15,000,000

     Section 3.1(a) of the Loan Agreement is amended by adding the following sentence at the end thereof: "In addition to making the Amendment Advances, in accordance with the terms hereof, Foothill shall also make advances in an amount which in the aggregate does not exceed

Seven Hundred Fifty Thousand Dollars ($750,000), to permit Borrower to pay the accrued and unpaid interest on the PIK notes which it repurchases at the time of repurchase."

     Section 3.1(b) of the Loan Agreement is amended by deleting the reference to Thirty Five Million Dollars ($35,000,000) and substituting in its place and stead the number Twenty-Six Million Five Hundred Sixty-Five Thousand Dollars ($26,565,000).

     Section 3.1(b) of the Loan Agreement is further amended by adding the following sentence at the end thereof: "Until such time as the Obligations have been indefeasibly paid in full, the Non-Revolving Portion shall remain outstanding during the term of the Loan Agreement."

     The parenthetical clause in Section 3.3(c) of the Loan Agreement which reads as follows: "(and shall earn interest thereon at the rate or rates paid by Norwest Bank Minnesota, national association, from time to time on its taxable money market fund)" is deleted in its entirety and the following substituted in its place and stead:

     "(and shall earn interest thereon at the rate set forth in Section 3.5
(a))".

     Section 3.3(c) of the Loan Agreement is further amended by adding the following sentence at the end thereof:

     "As of May 15, 1997, Foothill was holding the sum of Five Million Five Hundred Seventeen Thousand Three Hundred Thirty-Nine Dollars and 20/100 Cents ($5,517,339.20) pursuant to this Section 3.3(c)."

     Section 3.5(a) of the Loan Agreement is deleted in its entirety and the following substituted in its place and stead:

     1. " Interest Rate. All Obligations shall bear interest, on the actual Daily Balance, at a per annum rate of one and one half (1 1\2) percentage points above the Reference Rate."

     Section 3.5(b) of the Loan Agreement is deleted in its entirety and the following substituted in its place and stead:

     "(b) Default Rate. All Obligations shall bear interest, from and after the occurrence and during the continuance of an Event of Default, at a per annum rate equal to four and one half (4 1\2) percentage points above the Reference Rate."

     Section 3.8(e) of the Loan Agreement is deleted in its entirety.

     Section 3.8(h) of the Loan Agreement is deleted in its entirety and the following substituted in its place and stead:

     "(h) Servicing Fee. On the first day of each month during the term of this Agreement, and thereafter so long as any Obligations are outstanding, a servicing fee in an amount equal to Six Thousand Dollars ($6,000) per month."

     Section 3.8 of the Loan Agreement is further amended by adding a new section 3.8(i) that reads as follows:

     "(i) Amendment Advance Fee. A funding fee equal to three-quarters of one percent (.75%) of each Amendment Advance, which such sum shall be added to each Amendment Advance (thereby possibly exceeding the Twelve Million Dollar ($12,000,000) limitation set forth in the Amendment Advance) and become a portion of the Obligations."

     The last sentence of Section 4.5 of the Loan Agreement is deleted in its entirety.

     There shall be added a new Section 4.8 to the Loan Agreement which reads as follows:

     "4.8.  Conditions Precedent to the Amendment Advances to Borrower.  The
            ----------------------------------------------------------
obligation of Foothill to make the Amendment Advances upon the request of Borrower is subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions on or before the Closing Date:

     The Closing Date shall occur on or before August 1, 1997;

     Foothill shall have received amendments to the Mortgages, duly executed and in recordable form, in form reasonably satisfactory to Foothill and its counsel;

     The Amendments to Mortgages shall have been duly recorded in each of the appropriate jurisdictions, or Foothill shall have received assurances from the Title Company, including gap protection, with respect to any post funding recordation of same;

     Foothill shall have received assurances from Title Company regarding the post-funding issuance of title insurance policies and or endorsements in form reasonably satisfactory to Foothill and its counsel;

     All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed and shall be in form and substance reasonably satisfactory to Foothill and its counsel."; and

     All Amendment Advances must be made on or before December 31, 1997 and to the extent that there otherwise would be availability for such an advance; no such advances will be made after December 31, 1997.

     The provisions of Sections 8.4, 8.7, 8.8, 8.14 and 9.12 of the Loan Agreement are waived to permit the repurchase of the PIK Notes on the terms contemplated herein. This waiver is a one time waiver only, and Foothill shall have to right to require future strict compliance with the provisions thereof.

     Schedule 5.4 to the Loan Agreement shall be deleted in its entirety and replaced with Schedule 5.4 (5/97) attached hereto and incorporated by reference hereby.

     Exhibit A to the Pledge Agreement shall be deleted in its entirety and replaced with Schedule A (5/97) attached hereto and incorporated by reference hereby.

     REPRESENTATIONS AND WARRANTIES.  Borrower hereby affirms to Foothill that
     ------------------------------
all of Borrower's representations and warranties set forth in the Loan Agreement and the Pledge Agreement are true, complete and accurate in all material respects as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date).

     NO DEFAULTS.  Borrower hereby affirms to Foothill that no Event of Default
     -----------
has occurred and is continuing as of the date hereof.

     CONDITION PRECEDENT.  The effectiveness of this Amendment is expressly
     -------------------
conditioned upon receipt by Foothill of an executed copy of this Amendment.

     LIMITED EFFECT.  In the event of a conflict between the terms and
     --------------
provisions of this Amendment and the terms and provisions of the Loan Agreement and the Pledge Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Loan Agreement and Pledge Agreement, as amended and supplemented hereby, shall remain in full force and effect.

     COUNTERPARTS; EFFECTIVENESS.  This Amendment may be executed in any number
     ---------------------------
of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.
                              "FOOTHILL"

                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation

                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              "BORROWERS"

                              NATIONAL AMERICAN CORPORATION,
                              a Nevada corporation

                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              THOUSAND TRAILS, INC.,
                              a Delaware corporation, f/k/a USTrails, Inc., a Nevada corporation, and New Thousand Trails, Inc., a Delaware corporation

                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              THOUSAND TRAILS (CANADA) INC.,
                              a British Columbian corporation

                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              TT OFFSHORE, LTD.,
                              a Virginia corporation

                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              BEECH MOUNTAIN LAKES CORPORATION,
                              a Pennsylvania corporation

                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              CAROLINA LANDING CORPORATION,
                              a South Carolina corporation

                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              CARRIAGE MANOR CORPORATION,
                              a North Carolina corporation

                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              CHEROKEE LANDING CORPORATION,
                              a Tennessee corporation

                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              CHIEF CREEK CORPORATION,
                              a Tennessee corporation

                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              COAST FINANCIAL SERVICES, INC.,
                              a Delaware corporation

                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              DIXIE RESORT CORPORATION,
                              a Mississippi corporation

                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              FOXWOOD CORPORATION,
                              a South Carolina corporation

                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              GL LAND DEVELOPMENT CORPORATION,
                              an Oklahoma corporation

                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              LAKE ROYALE CORPORATION,
                              a North Carolina corporation

                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              LAKE TANSI VILLAGE, INC.,
                              a Tennessee corporation

                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              LML RESORT CORPORATION,
                              an Alabama corporation

                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              NATCHEZ TRACE WILDERNESS PRESERVE CORPORATION, a Tennessee corporation

                              By:
                                 -----------------------------------------
                              Title:
                                     --------------------------------------

                              QUAIL HOLLOW PLANTATION CORPORATION,
                              a Tennessee corporation

                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              QUAIL HOLLOW VILLAGE, INC.,
                              a Pennsylvania corporation

                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              RECREATION LAND CORPORATION,
                              a Pennsylvania corporation

                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              RECREATION PROPERTIES, INC.,
                              a Mississippi corporation

                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              RESORT LAND CORPORATION,
                              an Arkansas corporation

                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              RESORT PARKS INTERNATIONAL, INC., f/k/a Shorewood Corporation, a Georgia corporation

                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              TANSI RESORT, INC.,
                              a Tennessee corporation

                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              THE KINSTON CORPORATION,
                              a South Carolina corporation

                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              THE VILLAS OF HICKORY HILLS, INC.,
                              a Mississippi corporation

                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              WESTERN FUN CORPORATION,
                              a Texas corporation

                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              WESTWIND MANOR CORPORATION,
                              a Texas corporation

                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              WOLF RUN MANOR CORPORATION,
                              a Pennsylvania corporation

                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              UST WILDERNESS MANAGEMENT CORPORATION,
                              a Nevada corporation

                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              SCHEDULE 5.4 (5/97)

                     SCHEDULE OF REAL PROPERTY TO BE SOLD

                                                                        MINIMUM NET
                                                                        -----------
ASSET                                                               PROCEEDS OF SALE
------------------------------------------------------------------------------------
NON-SYSTEM CAMPGROUNDS*

Anza Borrego                                                              $  500,000

SYSTEM CAMPGROUNDS*
Bay Landing                                                               $1,328,000
Black Point                                                                1,576,000
Carolina Landing                                                             768,000
Cherokee Landing                                                             456,000
Chestnut Lake                                                                560,000
Colorado River                                                               464,000
Fox River                                                                  1,210,000
Galveston                                                                    384,000

Indian Point                                                                 904,000
Jefferson Lake                                                               880,000
Kenisee Lake                                                                 454,400
Natchez Trace                                                                     **
Wilmington                                                                   584,000

*80% of values from current appraisals (except for Anza Borrego)

**appraised value from new appraisal to be obtained, less expenses of sale, with minimum net sale proceeds to be approved by Foothill

EXCESS ACREAGE ASSOCIATED WITH CAMPGROUNDS
Palm Springs Acreage*                                            $1,800,000
Lake of the Springs Acreage                                         176,000
Mount Vernon Acreage                                                320,000
Wilderness Lakes Acreage                                            460,000

*Less unpaid balance of Taylor/Garcia mortgage

RESORT ASSETS

ALPINE BAY

Whole unit condos (2)                                            $   28,000 each

BEECH MOUNTAIN
Acreage (approx. 1,600 acres)                                   $  800,000
Common amenities to be conveyed to property owners association

     Lake                                                              -0-
     Clubhouse                                                         -0-
     Campground                                                        -0-
     Guardhouse                                                        -0-
     Laundry Facility                                                  -0-

FOXWOOD

Acreage (approximately 19 acres)                                $   12,258
Old sales office                                                    60,000

HICKORY HILLS

Rental townhomes                                                $  400,000

     Existing units (6)
     Sites for future development of 28 units

LAKE ROYALE

Whole unit condos (6)                                           $   28,000 each

LAKE TANSI

Laundromat                                                      $   10,000
Acreage (approx. 3 acres)                                       $    3,000

SOUTH JETTY

Sales Office                                                    $  420,000

TREASURE LAKE

Whole unit condos (3)                                           $   32,000 each
Timeshare check-in facility                                        100,000
Acreage (approx. 100 acres)                                         40,000

WESTWIND MANOR
Whole unit condos (7)                                           $   28,000 each

MISCELLANEOUS PROPERTIES
------------------------

Acreage, Jefferson County, WA                                   $   20,000
One lot, Pierce County, WA                                             -0-
One lot, Mason County, WA                                              -0-
One lot, Chelan County, WA                                             -0-
One lot, Whitman County, WA                                            -0-
17 lots, Smoketree, OK                                                 -0-
One lot, Point Clear, MS                                               -0-
24 lots, Briar Cliff, AK                                               -0-
38 lots, Lake Wynoka, OH                                               -0-

                               EXHIBIT A (5/97)

                                     STOCK

===============================================================================
                                   STOCK        NO.
                                CERTIFICATE     OF
      NAME OF COMPANY               NO.       SHARES       STOCKHOLDER
-------------------------------------------------------------------------------

I.   Resort Parks                    2             5   Thousand Trails, Inc.,
     International, Inc. f/k/a                         f/k/a/ USTrails and New
     Shorewood Corporation                             Thousand Trails

II.  National American               4         1,000   Thousand Trails, Inc.,
     Corporation                                       f/k/a/ Naco Finance
                                                       Corporation, USTrails and
                                                       New Thousand Trails

III. UST Wilderness                  1       100,000   Thousand Trails, Inc.,
     Management                                        f/k/a/ USTrails and New
                                                       Thousand Trails

IV.  Thousand Trails                 2             1   Thousand Trails, Inc.,
     (Canada), Inc.                                    f/k/a/ Thousand Trails
                                                       Inc., USTrails, and New
                                                       Thousand Trails

V.   TT Offshore, Ltd.               4         4,000   Thousand Trails, Inc.,
                                                       f/k/a/ Thousand Trails
                                                       Inc., USTrails, and New
                                                       Thousand Trails

VI.  TT Offshore, Ltd.               3         6,000   Thousand Trails, Inc.,
                                                       f/k/a/ Thousand Trails
                                                       Inc., USTrails, and New
                                                       Thousand Trails

VII. Coast Financial                 1         1,000   Thousand Trails, Inc.
     Services, Inc.
================================================================================